Harris Nesbitt
Agriculture & Protein Conference

May 18, 2006

Safe Harbor Statement

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire period presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation, government avian influenza reimbursements and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Executive Management Presenting

OB Goolsby, Jr.	Chief Executive Officer, President
Rick Cogdill	Chief Financial Officer, Secretary and Treasurer

Company Overview

Pilgrim's Pride at a Glance

- **Founded in 1946 by Pilgrim family brothers; IPO in 1986**
- **Second-largest poultry producer in the U.S. and Mexico**
- **Award-winning preferred supplier to foodservice and retail industry leaders**
- **Over 43.5% of LTM 4/1/06 U.S. chicken sales are prepared foods value-added products**
- **NYSE – Traded under PPC**
- **Market Capitalization as of May 12, 2006: ~$1.7 billion**

	FY 2005	LTM Ending 4/1/06
Sales	$5.7 billion	$5.5 billion [3]
EBITDA	$563.1 mm [1]	$396.9 mm [1]

Sales by Division [3]



U.S. Chicken
77.8%
Turkey
3.0%
Mexico Chicken
7.5%
Other US
11.4%
Other Mexico
3.0%

Total Sales LTM Ending 4/1/06: $5,532.2 mm

U.S. Chicken Sales [3]



Prepared Chicken
43.5%
Fresh Chicken
47.4%
Other
9.1%

Total Sales LTM Ending 4/1/06: $4,305.1 mm

(1) See Appendix H for reconciliation.

(2) EBITDA is adjusted to exclude the effects of the restructuring of our turkey operations and to exclude recoveries resulting from our vitamin and methionine and other litigation. See Appendix F for reconciliation.

(3) See Appendix J and Appendix L for reconciliations of sales by division and U.S. chicken sales, respectively


PILGRIM'S
PRIDE

Pilgrim's Pride Business Strategy

- ✓ **Capitalize on significant scale with leading industry position and brand recognition**
- ✓ **Capitalize on attractive U.S. prepared foods market**
- ✓ **Emphasize customer-driven research and technology**
- ✓ **Enhance U.S. fresh chicken profitability through value-added, branded products**
- ✓ **Improve operating efficiencies and increase capacity on a cost-effective basis**
- ✓ **Continue to seek strategic acquisitions**
- ✓ **Continue to penetrate the growing Mexican market**
- ✓ **Capitalize on export opportunities**



Solid Leadership Position



Top 8 Companies U.S. Chicken Market Share %
2005 RTC Pounds*
2005 RTC Market Share (%)
Tyson Foods, Inc.
150.00
21.8
Pilgrim's Pride
113.00
16.4
Gold Kist, Inc.
62.38
9.1
Perdue Farms, Inc.
51.33
7.5
Sanderson Farms, Inc.
30.39
4.4
Wayne Farms, Inc.
30.4
4.4
Mountaire Farms. Inc.
28.34
4.1
Foster Farms
17.51
2.5
Regional
National

** RTC Million Pounds Per Week*

Source: Watt Poultry USA April 2006

Vertically Integrated Operation


Eggs


Chicken


Processing

Pilgrim's Pride is a fully integrated chicken company. We control all aspects of production from egg to finished product to keep quality high and costs low.


Products


Customers


Consumers

Poultry Processing Facilities



New Oxford
Broadway, VA
Moorefield, WV
Mayfield, KY
Chattanooga, TN
Marshville, NC
Clinton, AR
El Dorado, AR
Canton, GA
Dalton, GA
DeQueen, AR
Mt Pleasant, TX
Gainesville, GA
Batesville, AR
Dallas, TX
Athens, AL
Farmerville, LA
Athens, GA
Nacogdoches, TX
Enterprise, AL
Lufkin
Natchitoches, LA
San Luis Potosi
Queretaro
Tepeji del Rio
Chicken Processing
Turkey Processing

Prepared Foods Plants



Franconia
Moorefield, WV
Chattanooga, TN
Elberton, GA
Dallas, TX
Mt Pleasant, TX
Farmerville, LA
Bossier City, LA
Waco
Nacogdoches, TX
Prepared Foods - Chicken

North American Distribution Centers



Salt Lake City, UT
Phoenix
El Paso
Arlington
Dallas, TX
Mt Pleasant, TX
Shreveport, LA
El Dorado, AR
Jackson, MS
Greenville, SC
Plant City, FL
San Antonio
Houston, TX
Monterrey
Reynosa
Tampico
San Luis Potosi
Queretaro
Tepeji del Rio
Guadalajara
Pto. Vallarta
Veracruz
Mexico City
Tlalnepantla
Merida
Cancun
Villahermosa

Distribution Centers

U.S. Industry Overview

Challenging Operating Environment

Growing Supply of Meat Proteins

↓

International Effects

- H5N1 Avian Influenza – Poultry
- BSE (Mad-Cow) & Hoof & Mouth Disease – Beef

↓

Pressure on Pricing | **High Inventories** | **Export Disruptions**

UrnerBarry Market Averages



G.A., Leg Qtr., Wings
Boneless Brst
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
A M J J A S O N D J F M A
G.A. Dock
Leg Quarters
Boneless Skinless Breast

Source: UrnerBarry Publications, Inc.

U.S. Industry Outlook

Pricing environment during (vs. prior year periods) :

		2nd Qtr FY 06	2nd Qtr Ytd	Change from End of 2nd Qtr FY2006*
Primary:				
▪ GA Dock	➢	-6.2% to $0.69/lb.	-4.4% to $0.71/lb.	-1.5% to $0.68/lb.
▪ Leg Quarters	➢	-30.8% to $0.21/lb.	-9.6% to $0.27/lb.	+19.0% to $0.25/lb.
Other:				
▪ Wings	➢	-16.0% to $0.97/lb.	-16.5% to $0.89/lb.	-16.5% to $0.81/lb.
▪ Breast Meat	➢	-29.2% to $1.09/lb.	-22.4% to $1.12/lb.	+11.0% to $1.21/lb.

(Source: Urner Barry Publications)

* Thru May 12, 2006

Export Outlook

➢ Exports are expected to increase 3.0% year over year in 2006 according to USDA Projections

Cold Storage Thousand Lbs.

		March 2005	January 2006	March 2006	March 2006 vs. Mar. 05	March 2006 vs. Jan. 06
▪ Breast/Breast Meat	➢	151,453	158,437	149,001	-1.6%	-5.9%
▪ Leg Quarters	➢	59,798	171,942	145,375	143.0%	-15.5%
▪ Total Chicken	➢	673,470	920,749	867,479	28.8%	-5.8%

(Source: USDA Cold Storage Report)

Broiler Cold Storage Inventories



million pounds
1000
900
800
700
600
500
400
J
F
M
A
M
J
J
A
S
O
N
D
April 2006 forward forecast
2003
2004
2005
2006

Source: USDA and Informa Economics Projections dated April 27, 2006

U.S. Industry Outlook - Continued

- **Grain Market**

FY2006 Actuals:	**2nd Qtr FY06 Near-by Futures vs. Prior Year Qtr**	**2nd Qtr YTD FY06 Near-by Futures vs. Prior Year YTD**
– **Corn***	**+8.3% to $2.21/bushel**	**+1.0% to $2.05/bushel**
– **Soybean Meal***	**+10.0% to $181.56/ton**	**+9.2% to $175.77/ton**

FY2006 Outlook:	**2005-2006 Crop Year USDA Projections vs. 2nd Qtr YTD FY06**	**2005-2006 Crop Year 5/12/06 Futures (CBOT) vs. 2nd Qtr YTD FY06**
– **Corn***	**-4.9% to $1.95/bushel**	**+17.1% to $2.36/bushel**
– **Soybean Meal***	**-1.9% to $172.50/ton**	**+3.2% to $182.22/ton**

* Excludes Freight and Basis delivery costs

** Source data from Chicago Board of Trade ("CBOT")

Corn Futures Trading Ranges



3.10
3.05
3.00
2.95
2.90
2.85
2.80
2.75
2.70
2.65
2.60
2.55
2.50
2.45
2.40
2.35
2.30
2.25
2.20
2.15
2.10
2.05
2.00
$/Bushel
May 12 Closes
Jul 06
Sep 06
Dec 06
Mar 07
May 07
Jul 07
CBOT Corn Futures Contract
Upper Level Range & Lower Level Range Projections by Informa Economics, Inc.

Soybean Meal Futures Trading Ranges


May 12 Closes
195
190
185
180
175
170
165
160
155
150
145
140
135
130
125
$/Ton
Jul 06
Aug 06
Sep 06
Oct 06
Dec 06
Jan 07
Mar 07
May 07
CBOT Soybean Meal Futures Contract
Upper Level Range & Lower Level Range Projections by Informa Economics, Inc.

Energy Pricing

Energy Information Administration (EIA) - U.S. Energy Prices: Medium Recovery Case

	2005				2006				2007			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	**2.07**	**2.26**	**2.56**	**2.71**	**2.50**	*2.79*	*2.74*	*2.75*	*2.64*	*2.69*	*2.68*	*2.70*
Natural Gas[b] ($/mcf)	**6.62**	**7.14**	**9.81**	**12.64**	**7.94**	*7.07*	*7.78*	*9.62*	*9.87*	*7.84*	*8.76*	*10.20*

[a] On-highway retail [b] Residential Average

Analysis of Estimated Effects on Pricing

2nd Qtr 2006: Natural Gas declines, Diesel increases versus prior year 2nd quarter
Diesel: 23.5%
Natural Gas: -1.0%

3rd Qtr 2006 Natual gas declines, Diesel increases versus prior year 3rd quarter
Diesel: 7.0%
Natural Gas: -20.7%

4th Qtr 2006 Natural Gas declines, Diesel increases versus prior year 4th quarter
Diesel: 1.5%
Natural Gas: -23.9%

Source: Energy Information Administration Short Term Energy Outlook dated May 9, 2006

Continued Consolidation of U.S. Chicken Industry Has Led to More Rational Behavior



53
62.15
6th*
49
64.94
5th*
40
70.25
2nd*
No. of Companies
Top 8 of Total
1985
1995
2005

*PPC Rank

Source: Watt Publishing

Pilgrim's Outpaces Industry Growth Organically & thru Acquisitions



(Growth in Ready-to-Cook Pounds)
30.0%
20.0%
10.0%
0.0%
3.3%
9.4%
4.4% **
2.9%
25.5%
2.8%
3.5%
16.7%
4.0%
1 year
5 years
10 years
2005
2000-2005
1995-2005
U.S. Chicken Industry
Pilgrim's Pride
Pilgrim's Pride Organic Growth*

Pilgrim's Pride's business strategy has enabled it to dramatically outperform industry growth

*Pro forma for Acquisitions

**The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Source: USDA

U.S. Chicken Consumption Continues to Outpace Other Proteins



Convenient products
Health benefits
Economic advantage
Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
1990
1993
1996
1999
2002
2005E
Chicken +46.8%
Beef (5.6%)
Pork 0.6%
Turkey (6.9)%
CAGR
+2.3%
(0.3%)
+0.0%
(0.4%)
Chicken
Turkey
Pork
Beef

Source: April 17, 2006 National Chicken Council.

U.S. Meat Supply


Beef Supply
27,500
27,000
26,500
26,000
25,500
25,000
24,500
24,000
23,500
23,000
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
2002
2003
2004
2005
2006P
Pork Supply
21,500
21,000
20,500
20,000
19,500
19,000
18,500
4%
3%
3%
2%
2%
1%
1%
0%
2002
2003
2004
2005
2006P
Chicken Supply
37,000
36,000
35,000
34,000
33,000
32,000
31,000
30,000
5%
4%
4%
3%
3%
2%
2%
1%
1%
0%
2002
2003
2004
2005
2006P
RTC Production
% Change Year over Year

Source: USDA Red meat & poultry forecasts dated April 14, 2006

Industry Exports Slowly Rebounding

- Markets appear to be recovering from H5N1 Avian Influenza disruptions
- Cold storage inventories are being worked down
- Russia import permits still unresolved



25
20
15
10
5
0
14.8 – 15.5%
% of U.S. Chicken Exported
1966-1975
1976-1985
1986-1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007E

Source: April 17, 2006 National Chicken Council.

U.S. Business Overview

Geographic Sales Mix


Mexico
7.8%
U.S.
92.2%

LTM 4/01/2006 Net Sales*:
$5.5 billion

*See Appendix J for reconciliation

Largest Pure-Play Company in Poultry

Sales by Division


U.S. Chicken
77.8%
Turkey
3.0%
Mexico Chicken
7.5%
Other US
11.4%
Other Mexico
0.3%

Total Sales LTM 4/1/2006*:
$5,532.2 mm

U.S. Chicken Sales


Prepared Chicken
43.5%
Other
9.1%
Fresh Chicken
47.4%

Total Sales LTM 4/1/2006*:
$4,305.1 mm

*See Appendix J and Appendix L for reconciliations of Sales and U.S. Chicken Sales, respectively

Pilgrim's Pride Product Portfolio

Pilgrim's Pride

EggsPlus

Pierce Chicken Wing-Zings

Pilgrim's Signature

To-Ricos
Fresco sabor nuestro

Country Pride
Fresh Chicken

Super Meaty Monster Wings

Pierce Chicken
We make Chicken easy.

Pierce Chicken Wing-Dings

Pilgrim's Pride Deli

EatWell StayHealthy



Pilgrim's First to Introduce 100% Natural Enhanced Product

- Both Marinated & Non-Marinated Products
- Introduced in January 2006
- Full line of case ready products
- 100% Leak-proof, bead sealed packaging
- Marketing Support: TV & Print
- New Packaging Graphics
- Bilingual Product Description


PILGRIM'S PRIDE
100% NATURAL
WHOLE CUT UP
ENTERO CORTADO
PILGRIM'S PRIDE
100% NATURAL
THIGHS
MUSLOS
PILGRIM'S PRIDE
100% NATURAL
BREASTS
PECHUGAS

What Does 100% Natural Mean?

To make the claim, USDA guidelines require that the product must meet the following criteria:

- **Minimal processing with no fundamental alteration of the raw product**
- **Contains no artificial flavor, color, chemical preservative, or any artificial or synthetic ingredient**
- **The cutting and deboning chicken is recognized as a minimal process**
- **Marinated products contain no artificial ingredients or preservatives**

Consumer's Prefer Enhanced Products



Consumer Preference
Blind Taste Test Among Consumers
100
90
80
70
60
50
40
30
20
10
0
82%
3%
15%
Marinated
Non-Marinated
No Preference

82% of consumers preferred enhanced marinated products

Source: Murphy & Associates January 2005

Small Town Commercials In Play

Pilgrim's is Well-Positioned for Future Growth & Acquisitions

Market Share

Clear #2 in the Industry

Consistent Growth in Prepared Foods

- A leading supplier of quick-service restaurants
- Growing presence in food-service distribution
- Great position to grow in retail

National Coverage

Ability to serve the largest customers

Financial Overview
Rick Cogdill
Chief Financial Officer

U.S. Sales Breakdown

FY2005



Fresh Turkey
1.9%
Export & Other
6.3%
Fresh Chicken
40.5%
Other
Products
11.9%
Prepared Foods Products
39.4%

Net Sales: $5.2 Billion

LTM Ending 4/1/06



Fresh Turkey
1.8%***
Export &
Other
6.5%**
Fresh Chicken
40.0%**
Other
Products
12.4%*
Prepared Foods Products
39.3%(**)(***)

Net Sales: $5.1 Billion

* See Appendix J for reconciliation of LTM 4/1/06 Other Products
** See Appendix L for reconciliation of LTM 4/1/06 U.S. Chicken Sales
*** See Appendix M for reconciliation of LTM 4/1/06 Turkey Sales

Our Prepared Foods Focus Differentiates Pilgrim's


($MM)
CAGR
1999 - 2003 12.6%
1999 - 2005 22.8%
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$555.8
28.1
527.7
$637.1
47.7
589.4
$735.3
103.2
632.1
$818.2
158.3
659.9
$894.3
163.0
731.3
$1,767.6
213.8
1,553.8
$1,905.0
226.5
1,678.5
$1,906.3
283.4
1,622.9
$1,872.5
298.9
1,573.6
1999
2000
2001
2002
2003
2004
2004 Proforma
2005
LTM 4/01/06*
Foodservice
Retail

*See Appendix L for reconciliation

Prepared Foods Chicken Product Mix Focused on Highest Value Products



(MM of lbs.)
CAGR
1999 – 2003 15.4%
1999 – 2005 21.7%
1000
900
800
700
600
500
400
300
200
100
0
288.2
67.1
221.1
363.8
68.9
294.9
423.5
82.6
340.9
469.6
113.4
356.2
522.6
129.9
392.7
824.5
115.1
709.4
874.2
118.1
756.1
855.0
135.2
719.8
894.7
165.5
729.2
1999
2000
2001
2002
2003
2004
2004 Proforma
2005
LTM 4/01/06*
Fully Cooked, Breaded/Marinated
IQF/Other

Gross Margin % of Sales



Fiscal Years Ended
14%
12%
10%
8%
6%
4%
2%
0%
11.1%
9.7%
6.5%
7.7%
9.9%
13.2%
11.9%
2.9%
11.7%
6.0%
2000
2001
2002
2003
2004
2005
2Q FY05
2Q FY06
6-MO FY05
6-MO FY06

Operating Income Summary



Fiscal Years Ended
Million $
430
390
350
310
270
230
190
150
110
70
30
(10)
80.5
94.5
29.9
63.6
265.3
290.8
435.8
264.1
89.0
(37.9)
180
8.3
2000
2001
2002
2003
2004
2004 Proforma
2005
LTM 4/01/06*
2Q FY05
2Q FY06
6-MO FY05
6-MO FY06
U.S.
Mexico

*See Appendix K for reconciliation

Earnings Per Share

Fiscal Years Ended


24.6% CAGR(1)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
$1.27
$1.00
$0.35
$1.36
$2.00
$3.98
$0.85
($0.48)
$1.58
($0.09)
2000
2001
2002
2003
2004
2005
2Q FY05
2Q FY06
6-MO FY05
6-MO FY06

(1) 2000 to 2005 CAGR

Strong EBITDA



Fiscal Years Ended
Million $
115.4
146.2
103.5
173.9
215.0
204.7
372.5
407.2
467.1
580.1
563.1
396.9
2000
2001
2002
2003
2004
2005
2005 Adjusted
LTM 4/01/06
Actual[1][4]
Pro forma[2]
Pro forma Adjusted[3]
Adjusted[3]

(1) See Appendix C for reconciliations of FY2000 thru FY2002 & Appendix D for reconciliations of FY2003 thru FY2005

(2) See Appendix E for reconciliations

(3) FY2003, FY2004 and FY2005 EBITDA calculations are adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance. See Appendix E for reconciliations.

(4) See Appendix H for reconciliation of LTM 4/01/06 EBITDA

Prudent Management of Capital Expenditures


Fiscal Years Ended
($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$138.9
$64.1
$74.8
2000
2001
2002
2003
2004
2005
LTM 4/01/06

The Company projects FY 2006 capital expenditures of approximately $140 - 175 million

Strong Balance Sheet



Million $
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,246
$634
$690
$923
$2,512
$595
$693
$1,224
$2,392
$584
$661
$1,147
2004
2005
2Q FY06
Assets
Short-Term Liabilities
Long-Term Liabilities
Equity

Debt Maturity Profile

- **No near-term debt maturity provides further credit protection and liquidity for Pilgrim's Pride**
- **Annual interest expense of ~$44 million**



($ in millions)
$4.3
$8.8
$9.1
$9.3
$11.0
$299.9
$299.9
$39.8
$30.3
$105.3
$22.7
$82.6
$4.7
$2.9
2006
2007
2008
2009
2010
(1) 2011
2012
2013
2019
Other
Bond
Notes Payable
Industrial Revenue Bond

Source: Company filings and estimates
Note: Breakdown of debt maturity for 2006 to 2009 not available.
Other debt consists of variable notes payable.
Maturity Profile is based on calendar.
(1) Notes payable consists of $[illegible] million to an insurance company and other notes payable of $2.9 million.

Capitalization

Million $

	10/2/04	% of 10/2/04	10/1/05	% of 10/1/05	2nd Qtr FY2006 4/1/06	% of 4/1/06
Cash and Cash Equivalents	38.2		132.6		67.7	
Senior Secured Credit Facilities	-	- %	-	- %	-	- %
Notes Payable to Insurance Company	123.9	8.4	107.8	6.2	95.6	5.8
9 5/8% Senior Notes due 2011	303.0	20.7	302.6	17.3	299.9	18.3
9 1/4% Senior Subordinated Notes due 2013	100.0	6.8	100.0	5.7	82.6	5.0
Other Debt	17.4	1.2	17.1	1.0	17.0	1.0
Total Debt	544.3	37.1	527.5	30.1	495.1	30.1
Total Stockholders' Equity	923.0	62.9	1,223.6	69.9	1,147.4	69.9
Total Capitalization	1,467.3	100.0 %	1,751.1	100.0 %	1,642.5	100.0 %

Book Value Per Share


Fiscal Years Ended
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$8.33
$9.27
$9.59
$10.46
$13.87
$18.38
15.42
17.24
2000
2001
2002
2003
2004
2005
2Q FY05
2Q FY06

Total Debt to Total Capitalization



%
70
60
50
40
30
20
10
0
55.4
53.5
48.4
37.1
33.1
34.1
30.1
30.1
2000
2001
2002
2003
2004
2005
2Q FY05
2Q FY06

GOAL < 45%

Summary Credit Ratios

	FYE 2005	6-Mo 2005	6-Mo 2006
EBITDA / Interest Expense (**)	12.82x	11.83x	3.87x
Total Debt / EBITDA (*)(**)	0.94x	1.04x	1.25x
Net Debt / EBITDA (*)(**)	0.70x	0.75x	1.08x
Total Debt / Total Capital	30.1%	34.1%	30.1%
Net Debt / Total Capital	24.4%	27.2%	27.1%
Net Worth (millions)	$1,223.6	$1,026.1	$1,147.4
Book Value/Common Share	$18.38	$15.42	$17.24

(*) For 2Q FY2005 and 2Q FY2006, EBITDA used in this calculation is based on the LTM periods ending April 2, 2005 and April 1, 2006, respectively. See Appendix F for reconciliation.

(**) FY 2005, EBITDA used in this calculation has been adjusted. See Appendix F for reconciliation.

PPC Stock Comparison



PPC Closing Stock Price & Peers
70
60
50
40
30
20
10
0
1/2/2004
3/2/2004
5/2/2004
7/2/2004
9/2/2004
11/2/2004
1/2/2005
3/2/2005
5/2/2005
7/2/2005
9/2/2005
11/2/2005
1/2/2006
3/2/2006
5/2/2006
PPC Close
TSN Close
SAFM Close
GKIS Close

Going Forward…

We believe our growth opportunities are still outstanding.

Financial goals remain clear:

- Utilize free cash flow to fund internal growth and repay indebtedness
- Continue reducing leverage with excess cash-flow
- Selectively pursue expansion opportunities that generate high rates of return

Reconciliation of Non-GAAP Measures and Other Computations

Appendix A

Summary Operating Results – Sales Segments

($ in millions)	FY2005 2Q YTD	FY2006 2Q YTD	FY2005 Quarter 2	FY2006 Quarter 2
Chicken Sales:				
United States	$ 2,125.6	$ 2,019.4	$ 1,090.8	$ 985.2
Mexico	187.9	196.4	90.9	104.0
Total Chicken Sales	$ 2,313.5	$ 2,215.8	$ 1,181.7	$ 1,089.2
Total Turkey Sales	117.1	79.0	37.3	17.1
Sale of Other Products				
United States	303.2	307.6	148.1	154.1
Mexico	9.8	7.1	8.2	5.3
Total Sale of Other Products	313.0	314.7	156.3	159.4
Total Net Sales	$ 2,743.6	$ 2,609.5	$ 1,375.3	$ 1,265.7

Appendix B
Summary Operating Results – Operating Income

($ in millions)	FY2005 2Q YTD	FY2006 2Q YTD	FY2005 Quarter 2	FY2006 Quarter 2
Operating Income (Loss):				
Chicken and Other Products:				
United States	$ 170.7	$ 16.1	$ 82.1	$ (37.7)
Mexico	14.0	(5.1)	8.9	1.8
Sub Total	$ 184.7	$ 11.0	$ 91.0	$ (35.9)
Turkey	(10.2)	(12.4)	(5.5)	(6.7)
Other Products:				
United States	3.1	8.9	1.5	4.4
Mexico	2.4	0.8	2.0	0.3
Sub Total	$ 5.5	$ 9.7	$ 3.5	$ 4.7
GAAP Operating Income	**$ 180.0**	**$ 8.3**	**$ 89.0**	**$ (37.9)**
Operating Margin	3.16%	0.15%	6.50%	-2.82%
Turkey Restructuring & Other non-recurring items**	23.9	-	-	-
Adjusted Operating Income	**$ 156.1**	**$ 8.3**	**$ 89.0**	**$ (37.9)**
Operating Margin before Turkey Restructuring & Other non-recurring items	2.74%	0.15%	6.50%	-2.82%

**For FY2005 2Q YTD the turkey restructuring and other non-recurring items are composed of $23.8 mm of Turkey Recall Insurance Proceeds and $0.1 mm in recoveries from vitamin and methionine litigation settlements

Appendix C
EBITDA Reconciliation – FY2000 thru FY2002

($ in thousands)

	Fiscal Years		
	FY2000	FY2001	FY2002
EBITDA Reconciliation			
Net Income	$ 52,344	$ 41,137	$ 14,335
Add:			
Income Tax Expense (benefit)	10,442	20,724	(12,425)
Interest expense, net	17,779	30,775	32,003
Depreciation and amortization	36,027	55,390	70,973
Minus:			
Amortization of capitalized financing costs	$ 1,236	$ 1,860	$ 1,417
EBITDA - as reported	$ 115,356	$ 146,166	$ 103,469

Appendix D
EBITDA Reconciliation – FY2003 thru FY2005

($ in thousands)

	Fiscal Years		
	FY2003	FY2004	FY2005
EBITDA Reconciliation			
Net Income	$ 56,036	$ 128,341	$ 264,979
Add:			
Income Tax Expense (benefit)	7,199	80,195	138,544
Interest expense, net	37,981	52,129	43,932
Depreciation and amortization	74,187	113,788	134,944
Minus:			
Amortization of capitalized financing costs	$ 1,477	$ 1,951	$ 2,321
EBITDA - as reported	$ 173,926	$ 372,502	$ 580,078

Appendix E

Reconciliation of Adjusted EBITDA FY2003 - FY2005

($ in thousands)

	Proforma FY2003	Adj. Pro forma FY2004*	Adjusted FY2005
Net Income	$ 34,731	$ 142,797	$ 264,979
Add:			
Income Tax Expense	(5,963)	89,054	138,544
Interest expense, net	70,813	56,500	43,932
Depreciation and amortization	116,854	120,833	134,944
Minus:			
Amortization of capitalized financing costs	1,476	1,951	2,321
EBITDA	$ 214,959	$ 407,233	$ 580,078
Adjustments:			
Turkey Restructuring	-	64,160	(5,277)
Other Restructuring	-	7,923	-
Turkey Recall Insurance	-	(23,815)	-
Turkey Recall Effects	65,000	20,000	-
Vitamin, Methionine and other litigation Sett	(55,977)	(1,038)	(11,680)
Adjustment to a 52 week year	(19,300)	(7,410)	
Adjusted EBITDA	$ 204,682	$ 467,053	$ 563,121

Appendix F

Reconciliation - Summary Credit Ratios & Other Information

EBITDA Reconciliation of FY2005 and LTM Periods EBITDA

($ in thousands)	FY2005	LTM* Ending 4/2/05	LTM* Ending 4/1/06
Net Income	$ 264,979	$ 190,002	$ 154,743
Add:			
Income Tax Expense	138,544	123,883	67,816
Interest expense, net	43,932	47,703	40,895
Depreciation and amortization	134,944	118,632	136,194
Minus:			
Amortization of capitalized financing costs	2,321	2,233	2,728
EBITDA	$ 580,078	$ 477,987	$ 396,920
Adjustments:			
Turkey Restructuring	(5,277)	59,720	(837)
Other Restructuring	-	7,923	-
Turkey Recall Insurance	-	(23,815)	-
Turkey Recall Effects	-	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	(11,680)	-
Adjusted EBITDA	$ 563,121	$ 510,135	$ 396,083

Debt net of Cash Reconciliation

	FY2005	FY2005q2	FY2006q2
Total Debt	$ 527,466	$ 531,905	$ 495,114
Less Cash	132,567	147,837	67,680
Net Debt	$ 394,899	$ 384,068	$ 427,434

*For LTM Reconciliations see Appendix G and H

Appendix G
Reconciliation – Adjusted LTM EBITDA

	3Q2004 Actual	4Q2004 Actual	1Q2005 Actual	2Q2005 Actual	LTM Ending 4/2/05
Net Income	$ 9,814	$ 75,290	$ 48,509	$ 56,389	$ 190,002
Add:					
Income Tax Expense (benefit)	12,263	46,016	31,400	34,204	123,883
Interest expense, net	14,690	11,471	12,224	9,318	47,703
Depreciation and amortization	29,122	25,668	30,065	33,777	118,632
Minus:					
Amortization of capitalized financing costs	643	440	570	580	2,233
EBITDA	$65,246	$158,005	$121,628	$133,108	$477,987
Adjustments:					
Turkey Restructuring	55,982	8,178	-	(4,440)	59,720
Other Restructuring	7,923	-	-	-	7,923
Turkey Recall Insurance	-	(23,815)	-	-	(23,815)
Vitamin, Methionine and other Litigation Settlements	-	-	-	(11,680)	(11,680)
Adjusted EBITDA	$129,151	$142,368	$121,628	$116,988	$510,135

Appendix H
Reconciliation – Adjusted LTM EBITDA

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
Net Income	$ 85,352	$ 74,728	$ 26,617	$ (31,954)	$ 154,743
Add:					
Income Tax Expense (benefit)	38,324	34,616	10,023	(15,147)	67,816
Interest expense, net	12,322	10,068	8,448	10,057	40,895
Depreciation and amortization	30,421	40,681	30,348	34,744	136,194
Minus:					
Amortization of capitalized financing costs	590	581	581	976	2,728
EBITDA	$165,829	$159,512	$74,855	($3,276)	$396,920
Adjustments:					
Turkey Restructuring	(837)	-	-	-	(837)
Adjusted EBITDA	$164,992	$159,512	$74,855	($3,276)	$396,083

Appendix I

Non-recurring Effects Affecting Fiscal 2003 - 2005

FY2005 October 1, 2005 *(millions)*	Non- Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Litigation Proceeds	$ -	$ 11.7	$ -	$ -	$ 11.7
Turkey Restructuring asset sales	-	-	-	5.3	5.3
Total	$ -	$ 11.7	$ -	$ 5.3	$ 17.0

FY 2004 *(millions)*	Non- Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Recall Effects (estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructing	-	-	-	(64.2)	(64.2)
Turkey Recall Insurance	23.8	-	23.8	-	23.8
Other Charges - Turkey	-	-	-	(7.9)	(7.9)
Total	$ 23.9	$ 0.9	$ 24.8	$ (92.1)	$ (67.3)

FY 2003 *(millions)*	Non- Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Avian Influenza	$ 26.6	$ -	$ 26.6	$ (7.3)	$ 19.3
Vitamin	1.6	23.6	25.2	-	25.2
Methionine	18.3	12.5	30.8	-	30.8
Recall Effects (estimate)	-	0.0	0.0	(65.0)	(65.0)
Total	$ 46.5	$ 36.1	$ 82.6	$ (72.3)	$ 10.3

Appendix J
Reconciliation - Sales LTM 4/1/06

($ in millions)

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
Chicken:					
United States	$ 1,123.1	$ 1,162.6	$ 1,034.2	$ 985.2	$ 4,305.1
Mexico	114.4	101.2	92.4	104.0	412.0
Total Chicken Sales	$ 1,237.5	$ 1,263.8	$ 1,126.6	$ 1,089.2	$ 4,717.1
Total Turkey Sales	$ 37.5	$ 50.2	$ 61.9	$ 17.1	$ 166.7
Sale of Other Products:					
United States	$ 159.3	$ 163.6	$ 153.5	$ 154.1	$ 630.5
Mexico	5.7	5.2	1.8	5.3	18.0
Total Sale of Other Products	$ 165.0	$ 168.8	$ 155.3	$ 159.4	$ 648.5
Total Net Sales	$ 1,440.0	$ 1,482.7	$ 1,343.8	$ 1,265.7	$ 5,532.2

Appendix K

Reconciliation - Operating Income LTM 4/1/06

($ in millions)

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
Chicken:					
United States	$ 116.8	$ 113.9	$ 53.9	$ (37.7)	$ 246.9
Mexico	17.8	7.9	(7.1)	1.8	20.4
Total Chicken Sales	$ 134.6	$ 121.8	$ 46.8	$ (35.9)	$ 267.3
Total Turkey Sales	$ (1.9)	$ (6.1)	$ (5.6)	$ (6.7)	$ (20.3)
Sale of Other Products:					
United States	$ 2.2	$ 3.0	$ 4.5	$ 4.4	$ 14.1
Mexico	1.1	1.1	0.5	0.3	3.0
Total Sale of Other Products	$ 3.3	$ 4.1	$ 5.0	$ 4.7	$ 17.1
Total Net Sales	$ 136.0	$ 119.8	$ 46.2	$ (37.9)	$ 264.1

Appendix L
Reconciliation – Sales LTM 4/1/06

($ in millions)

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
U.S Chicken Sales:					
Prepared Foods:					
Foodservice	$ 400.3	$ 405.6	$ 386.2	$ 381.5	$ 1,573.6
Retail	76.1	77.0	73.2	72.6	298.9
Total Prepared Foods	$ 476.4	$ 482.6	$ 459.4	$ 454.1	$ 1,872.5
Fresh Chicken:					
Foodservice	$ 388.3	$ 401.0	$ 352.0	$ 339.3	$ 1,480.6
Retail	154.4	158.4	128.1	118.2	559.1
Total Fresh Chicken	$ 542.7	$ 559.4	$ 480.1	$ 457.5	$ 2,039.7
Export & Other:					
Export:					
Prepared Foods	$ 15.1	$ 14.1	$ 16.7	$ 15.6	$ 61.5
Chicken	81.2	104.1	73.8	53.5	312.6
Total Export	$ 96.3	$ 118.2	$ 90.5	$ 69.1	$ 374.1
Other Chicken By Products	7.7	2.4	4.2	4.5	18.8
Total Export and Other	$ 104.0	$ 120.6	$ 94.7	$ 73.6	$ 392.9
Total U.S. Chicken	$ 1,123.1	$ 1,162.6	$ 1,034.2	$ 985.2	$ 4,305.1

Appendix M
Reconciliation – Turkey Sales LTM 4/1/06

($ in millions)

	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	LTM Ending 4/1/06
Turkey Sales:					
Prepared Foods:					
Foodservice	$ 10.6	$ 8.0	$ 13.4	$ 6.3	$ 38.3
Retail	9.7	10.6	7.9	4.5	32.7
Total Prepared Foods	$ 20.3	$ 18.6	$ 21.3	$ 10.8	$ 71.0
Fresh Turkey:					
Foodservice	$ 1.7	$ 3.8	$ 2.5	$ 1.0	$ 9.0
Retail	13.4	26.2	37.6	4.9	82.1
Total Fresh Turkey	$ 15.1	$ 30.0	$ 40.1	$ 5.9	$ 91.1
Export & Other:					
Export:					
Prepared Foods	$ 0.3	$ 0.1	$ 0.1	$ 0.1	$ 0.6
Turkey	1.2	1.3	0.1	0.2	2.8
Total Export	$ 1.5	$ 1.4	$ 0.2	$ 0.3	$ 3.4
Other Turkey By Products	0.6	0.2	0.3	0.1	1.2
Total Export and Other	$ 2.1	$ 1.6	$ 0.5	$ 0.4	$ 4.6
Total Turkey	$ 37.5	$ 50.2	$ 61.9	$ 17.1	$ 166.7

Appendix N

Vertically Integrated Operation



Feed Mill
Corn and Soy
Rice, Micro Ingredients, ETC…
Multiple Feed Types
Multiple Feed Types
Multiple Feed Types
Feed Delivery & Scheduling
Broilers
Pullets
Primary Breeders:
Purchased From Third Parties
Livability Curve
Livability %
100%
98%
t
7.5 Lb Males
6 Lb Females
Day Old Chicks
Breeders
Production Curves
t
Breeder Farms
Hatchery
Feed Conversion Curve
Weight
2.16
1.71
t
Broiler Farms
6.0+
5.0 -6.0
4.0 – 5.0
3.7 – 4.0
BBD*
Retail
Fd Svc
Fast Food
Day Old
Chick Bus
Live Haul
Weeks:
1
21
22
25
26
65
Pullet Farms
Moved to Breeder Farms
Flock is Capitalized
Egg Pickup
21 Day Incubation Period
Days: 1 — 38 — 44 — 52 — 69
Weeks: 5 6 8

*BBD – Big Bird Deboning

Pilgrim's Pride Corporation